MICROAGE, INC.
                          1997 LONG-TERM INCENTIVE PLAN


         ARTICLE 1 PURPOSE

         1.1 GENERAL. The purpose of the MicroAge, Inc. 1997 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of MicroAge, Inc. (the "Company") by linking the personal interests of its officers, associates and independent contractors or consultants to those of Company shareholders and by providing its officers, key associates, independent contractors and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of such individuals upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to officers, other key associates, and independent contractors and consultants.

         ARTICLE 2 EFFECTIVE DATE

         2.1 EFFECTIVE DATE. The Plan is effective as of September 25, 1997 (the "Effective Date). Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable provisions of the Delaware General Corporation Law and the Company's By-Laws and Certificate of Incorporation. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

         ARTICLE 3 DEFINITIONS AND CONSTRUCTION.

         3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
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                  (a)  "Award"  means  any  Option,  Stock  Appreciation  Right,
         Restricted Stock Award, Performance Share Award, or Performance-Based Award granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change of Control" means and includes each of the following:

                           (1) A change of  control  of the  Company of a nature
                  that would be required to be reported in response to Item 6(e) of Schedule 14A of the Securities Exchange Act of 1934, as amended ("1934 Act") regardless of whether the Company is subject to such reporting requirement;

                           (2) A change  of  control  of the  Company  through a
                  transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934
                  Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                           (3) Any  consolidation  or liquidation of the Company
                  in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares of Stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (4) The  shareholders of the Company approve any plan
                  or proposal for the liquidation or dissolution of the Company; or

                           (5) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee"  means the committee of the Board described in
         Article 4.
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                  (g)  "Covered  Employee"  means an Employee  who is a "covered employee" within the meaning of Section 162(m) of the Code.

                  (h) "Disability shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (i) "Fair Market Value" means, as of any given date, the fair market value of Stock or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

                  (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (k) "Non-Employee Director" means of member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

                  (l) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

                  (m)  "Option"  means a right  granted to a  Participant  under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (n) "Participant" means a person who, as an officer, key associate, independent contractor or consultant of the Company or any Subsidiary, has been granted an Award under the Plan.

                  (o) "Performance-Based Awards" means the Restricted Stock Awards and Performance Share Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.
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                  (p)  "Performance   Criteria"  means  the  criteria  that  the
         Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of one or more companies or of a peer group. The Committee shall, within the time prescribed by
         Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

                  (q) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Goal, the Goal may be expressed in terms of overall Company performance or the performance of an operating unit or the performance of the individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company; or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

                  (r) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

                  (s) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                  (t) "Plan" means the MicroAge, Inc. 1997 Long-Term Incentive Plan, as amended from time to time.

                  (u)  "Restricted   Stock  Award"  means  Stock  granted  to  a
         Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.
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                  (v)   "Retirement"   means  a  Participant's   termination  of
         employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company.

                  (w) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

                  (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (y) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

         ARTICLE 4 ADMINISTRATION

         4.1 COMMITTEE. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. Subject to the foregoing, the Compensation Committee of the Board shall constitute the Committee, unless the Board determines otherwise.

         4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other associate of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a) Designate Participants to receive Awards;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;
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                  (d)  Determine  the terms and  conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting, or waive the forfeiture, of any Performance-Based Awards;

                  (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an Award;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

         4.4 DECISIONS BINDING. All decisions and determinations made by the Committee with respect to any Award granted under the Plan, any Award Agreement, or the interpretation of the Plan are final, binding and conclusive on all parties.

         ARTICLE 5 SHARES SUBJECT TO THE PLAN

         5.1 NUMBER OF SHARES. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 2,000,000.

         5.2 LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

         5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
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         5.4 LIMITATION ON NUMBER OF SHARES  SUBJECT TO AWARDS.  Notwithstanding
any  provision in the Plan to the  contrary,  and subject to the  adjustment  in
Section 13.1, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any fiscal year of the Company shall be 200,000.

         ARTICLE 6 ELIGIBILITY AND PARTICIPATION

         6.1 ELIGIBILITY. Persons eligible to participate in this Plan include all officers, key associates and independent contractors and consultants of the Company or a Subsidiary, as determined by the Committee, including associates who are also members of the Board, but excluding those Board members who are not also associates of the Company or a Subsidiary.

         6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible associates, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No associate shall have any right to be granted an Award under this Plan.

         ARTICLE 7 STOCK OPTIONS

         7.1  GENERAL.   The   Committee  is  authorized  to  grant  Options  to
Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. The exercise price for any Option shall not be less than the Fair Market Value as of the date of grant.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.
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                  (d)  EVIDENCE OF GRANT.  All Options  shall be  evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

         7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances:

                           (1) The Incentive  Stock Option shall lapse ten years
                  from the date it is granted, unless an earlier time is set in the Award Agreement.

                           (2) The Incentive Stock Option shall lapse in accordance with the Option Agreement, but shall in no event be exercisable for a period exceeding three months after the Participant's termination of employment, other than for Disability or death, in which case the Incentive Stock Option shall lapse no later than 12 months after such Disability or death.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of
         Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other dollar limitation as set forth in Section 422(d) of the Code or any successor provision. If for any reason Incentive Stock Options that are first exercisable for any Participant in any calendar year exceed this limitation, the excess Options shall be deemed to be Non-Qualified Stock Options.

                  (e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.
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                  (f)  EXPIRATION  OF INCENTIVE  STOCK  OPTIONS.  No Award of an
         Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

         7.3 MANAGEMENT EQUITY PROGRAM

                  (a) ELIGIBILITY. In addition to any other Award granted to a Participant under the Plan, the Committee may, in its sole and absolute discretion, select one or more Participants to participate in the Management Equity Program. Under the Management Equity Program, selected Participants may receive Awards of Options pursuant to the terms and conditions set forth in this Section 7.3

                  (b) RECEIPT OF AWARDS. A Participant selected to participate in the Management Equity Program shall receive Awards of Options in exchange for the Participant's irrevocable waiver of a designated amount or percentage of the Participant's base salary or any bonuses otherwise payable during the period the waiver is in effect. The receipt of the Options pursuant to the Management Equity Program shall be subject to such terms and conditions as determined by the Committee in its sole and absolute discretion and as set forth in a Management Equity Program Award Agreement.

                  (c) FORMULA. The number of Non-Qualified Stock Options granted to the Participant pursuant to this Section 7.3 shall be determined by multiplying the total dollar amount of the base salary or bonuses waived by the Participant under a Management Equity Program Award Agreement by a leveraging factor and dividing the product by the Fair Market Value of one share of Stock as of the first day of the calendar year for which the Participant's waiver is first effective, or as of the original effective date of the waiver if the waiver is first effective as of some date other than the first day of a calendar year.

                  (d) MANAGEMENT EQUITY PROGRAM AWARD AGREEMENT. Subsequent to a Participant being selected to participate in the Management Equity Program, such Participant shall enter into a Management Equity Program Award Agreement in such form and at such time as the Committee shall require.

                  (e)  WAIVER   REQUIREMENTS  AND   RESTRICTIONS.   In  any  one
         Management Equity Program Award Agreement, a Participant shall not be allowed to waive his base salary or any bonuses for more than a three
         (3) year period, except that bonuses may be waived over a longer period as may be required, up to the maximum of a ten (10) year period. The Committee shall determine, in its sole and absolute discretion, the minimum or maximum percentage of base salary or any bonuses that may be waived by a Participant, the leveraging factor to be used in the
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         formula set forth in Section 7.3(c) and all other matters the Committee deems necessary or advisable for implementing the Management Equity Program. Any and all rules or procedures adopted by the Committee pursuant to the preceding sentence shall be in writing and shall be
         communicated  to  all  Participants   selected  by  the  Committee  for
         participation in the Management Equity Program.

         ARTICLE 8 STOCK APPRECIATION RIGHTS

         8.1 GRANT OF SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:


                  (a)  RIGHT  TO   PAYMENT.   Upon  the   exercise  of  a  Stock
         Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                           (1) The Fair Market  Value of a share of Stock on the
                  date of exercise; over

                           (2) The grant price of the Stock  Appreciation  Right
                  as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

         ARTICLE 9 PERFORMANCE SHARES

         9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

         9.2 RIGHT TO PAYMENT. Upon the Award of a Performance Share, the Participant has the right to receive the cash, stock, or other property evidenced by the Award Agreement. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months.
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         9.3 OTHER TERMS.  Performance  Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

         ARTICLE 10 RESTRICTED STOCK AWARDS

         10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

         10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.
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         ARTICLE 11 PERFORMANCE-BASED AWARDS

         11.1 PURPOSE. The purpose of this Article 11 is to provide the Committee the ability to qualify the Restricted Stock Awards under Article 10 and the Performance Share Awards under Article 9 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 11 shall control over any contrary provision contained in Articles 9 or 10.

         11.2 APPLICABILITY. This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this
Article 11. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

         11.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, an operating unit of the Company, or the Participant individually.

         11.4 PAYMENT OF PERFORMANCE AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

         In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

         11.5 MAXIMUM AWARD PAYABLE. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is 200,000 Shares, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying 200,000 Shares by the Fair Market Value of one Share as of the date of grant of the Performance-Based Award.
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         ARTICLE 12 PROVISIONS APPLICABLE TO AWARDS

         12.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         12.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 12.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         12.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

         12.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         12.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

         12.6 BENEFICIARIES. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other
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
than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         12.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

         12.8 TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         12.9 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall then lapse in accordance with the other provisions of this Plan and the Award Agreement.

         12.10 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. In the event that the Committee becomes aware of an event that will cause a Change of Control to occur, the Committee may give each Participant the right to exercise Awards prior to the occurrence of the event over such period as the Committee, in its sole and absolute discretion, shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         ARTICLE 13 CHANGES IN CAPITAL STRUCTURE

         13.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or
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
exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

         ARTICLE 14 AMENDMENT, MODIFICATION AND TERMINATION

         14.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

         14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant. The Committee also may modify the terms of a previously granted Award; provided, however, that the Committee may not amend a previously granted Award to the detriment of the Participant without the Participant's consent.

         ARTICLE 15 GENERAL PROVISIONS

         15.1 NO RIGHTS TO AWARDS. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and associates uniformly.

         15.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         15.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

         15.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

         15.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any
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
Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         15.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         15.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         15.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         15.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         15.10 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         15.11 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

         15.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the
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
Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         15.13 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
                                       17